SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement no.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                           [FMS FINANCIAL LETTERHEAD]





March 24, 2006

Dear Fellow Stockholder:

         The Annual Meeting of Stockholders of FMS Financial Corporation (the "Corporation") will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 27, 2006 at 10:30 a.m. Coffee and other refreshments will begin at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Corporation. Directors and Officers of the Corporation will be present to respond to any questions stockholders may have.

         In addition to the election of directors, you will be asked to ratify the appointment of PricewaterhouseCoopers LLP, as the Corporation's independent accountants for the 2006 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                Sincerely,
                                                FMS Financial Corporation

                                                /s/Craig W. Yates

                                                Craig W. Yates
                                                President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 27, 2006
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 27, 2006, at 10:30 a.m. for the following purposes:

          1.   To elect two directors; and

          2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Corporation for the 2006 fiscal year;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 10, 2006 are the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/THOMAS M. TOPLEY

                                          THOMAS M. TOPLEY
                                          Secretary
Burlington, New Jersey
March 24, 2006


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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of FMS Financial Corporation (the "Corporation") on or about March 24, 2006 in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 27, 2006 at 10:30 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Corporation written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Corporate Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 10, 2006 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Meeting (the "Record Date"). On the Record Date, there were 6,515,110 shares of the Corporation's common stock outstanding (the "Common Stock"). Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent accountants as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                   Percent of
                                                                    Shares of
Name and Address                           Amount and Nature      Common Stock
of Beneficial Owner                     of Beneficial Ownership  Outstanding(%)
-------------------                     -----------------------  --------------

Craig W. Yates                                1,386,889(1)(2)          21.29
440 Addison Park Lane
Boca Raton, Florida 33432

Frances E. Yates                                596,700(1)(3)           9.16
11 Norumbega Drive
Camden, Maine  04843

Roy D. Yates                                    617,156(4)              9.47
26 Navajo Road
E. Brunswick, NJ 08816

All Executive Officers and Directors          2,154,020(5)             33.06
as a Group (12 persons)

----------------
(1) Frances E. Yates is the sister of Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(2) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.

(footnotes continue on next page)

(3) The information as to Frances E. Yates is derived from a Schedule 13D, dated March 1, 2000. Frances Yates has direct ownership of 388,500 shares with sole voting and dispositive power. She also has shared voting and dispositive power for 148,200 shares held in trusts for her two sons. In addition, her former husband, Edward Ackerman, owns 60,000 shares. Mr. Ackerman disclaims beneficial ownership of any shares other than the 60,000 shares he owns.
(4) Roy D. Yates is the nephew of Craig W. Yates. Includes 349,800 shares held as Co-Executor of Estate of Charles B. Yates and 34,356 shares held by minor children of Mr. Roy D. Yates.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 10,500 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1989 stock option plan. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers, with the exception of the filing of one Form 4 by Mr. Thomas M. Topley and two Form 4's by Mr. Roy D. Yates, were made on a timely basis during the 2005 fiscal year. Other than as disclosed under the caption " Principal Holders," the Corporation is not aware of any other beneficial owners, as defined in the Exchange Act regulations, of more then ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members, each of whom also serves as a director of Farmers and Mechanics Bank (the "Bank"). Two directors will be elected at the Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

         Vincent R. Farias and Wayne H. Page (the "Nominees") have been nominated by the Board of Directors, each for a term of three years. The Nominees currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of Board service for the persons nominated for election as directors of the Corporation at the Meeting and of each other director of the Corporation who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Corporation, as a group, is set forth under the caption "Principal Holders."

                                                                             Shares of Common
                                                                            Stock Beneficially
                            Age at           Year First       Current           Owned as of
                         December 31,        Elected or       Term to            March 10,         Percent of
Name                         2005             Appointed        Expire             2006(1)           Class (%)
----                        ------            ---------        ------            ---------          ---------
                                  BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009
Vincent R. Farias             59                1996            2006                 4,525             (5)
Wayne H. Page                 83                1954            2006                40,588             (5)

                                        DIRECTORS CONTINUING IN OFFICE
George J. Barber              84                1973            2007                21,157             (5)
Dominic W. Flamini            67                1986            2007                 1,100             (5)
Roy D. Yates                  43                2000            2007               617,156(2)        9.47%
Joseph W. Clarke, Jr.         68                2001            2008                   200             (5)
Edward J. Staats, Jr.         61                1996            2008                10,000             (5)
Mary Wells                    63                1998            2008                   835             (5)
Craig W. Yates                63                1990            2008             1,386,889(3)       21.29%

                                NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
James E. Igo                  49                                                    34,747(6)          (5)
  Senior Vice
  President and
  Senior Lending
  Officer

Thomas M. Topley              45                                                    18,155(4)          (5)
  Senior Vice
  President of
  Operations and
  Corporate Secretary

Channing L. Smith             62                                                    18,668(7)          (5)
  Vice President and
  Chief Financial
  Officer

---------------------
(1) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Roy D. Yates is the nephew of Craig W. Yates. Includes 349,800 shares held as Co-Executor of Estate of Charles B. Yates.
(3) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4) Includes options to acquire 2,500 shares that may be exercised within 60 days of the record date for Mr. Topley.
(5)  Less than 1% of Common Stock outstanding.
(6) Includes options to acquire 3,000 shares that may be exercised within 60 days of the record date for Mr. Igo.
(7) Includes options to acquire 5,000 shares that may be exercised within 60 days of the record date for Mr. Smith.

Biographical Information

         The   principal   occupation  of  each  director  and  nominee  of  the
Corporation for the last five years is set forth below.

         Edward J.  Staats,  Jr. is  Superintendent  of Bridges  for  Burlington
County.

         Mary Wells is the President Emeritus of Family Service of Burlington County.

         Craig W. Yates serves as President and Chief Executive Officer of the Corporation and the Bank. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

         Joseph W. Clarke, Jr. is an attorney with Clarke Law Offices, PA located in Haddonfield, New Jersey.

         Vincent R. Farias is the President and owner of Farias Surf and Sport, a retail/rental establishment located in Beverly, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

         Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

         Roy D. Yates serves as Chairman of the Board. Mr. Yates is a Professor of Electrical and Computer Engineering at Rutgers University in Piscataway, New Jersey. Roy D. Yates is the nephew of Craig W. Yates.

         George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation and was President of the Bank from 1973 until his retirement in 1986.

         Dominic W. Flamini is the President and owner of First U.S. Management Corporation, a real estate development and property management Corporation located in Moorestown, New Jersey. Mr. Flamini is a residential and commercial mortgage broker for the Avis Mortgage Group located in Haddon Township, New Jersey.

Meetings and Committees of the Board of Directors

         The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2005, the Board of Directors held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. The Board maintains a Compensation Committee, as well as an Audit Committee and a Nominating Committee.

         The Compensation Committee, currently composed of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates, who have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market, meets at least annually to review and recommend salary increases and/or salary adjustments. The Compensation Committee met one time during the year ended December 31, 2005.

         The Audit Committee currently consists of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates, each of whom has been determined to be independent in accordance with the rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Barber is an "audit committee financial expert" as defined in the regulations of the Securities and Exchange Commission.

         The Audit Committee is responsible for recommending the appointment of the Corporation's independent accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Corporation with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Corporation as may be directed by the Board of Directors. The Audit Committee met four (4) times during the year ended December 31, 2005.

         The Board of Directors has adopted a formal written Audit Committee charter and has reviewed and assessed the adequacy of this formal written charter on an annual basis.

         Report of the Audit Committee. For the fiscal year ended December 31, 2005, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with Company's independent accountants, PricewaterhouseCoopers LLP, all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from PricewaterhouseCoopers LLP disclosures regarding PricewaterhouseCoopers LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

         Audit Committee:

                  Edward J. Staats
                  Vincent R. Farias
                  Wayne H. Page
                  George J. Barber
                  Dominic W. Flamini
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Director Nomination Process

         The Nominating Committee consists of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates. The Nominating Committee, which is a standing committee, met one time during the year ended December 31, 2005. As defined by Nasdaq, each member of the Nominating Committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is posted on the Corporation's web site at www.FMSbank.net.
   ---------------

         The Corporation does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Corporation and its wholly-owned subsidiary, Farmers and Mechanics Bank. Additionally, the Nominating Committee will consider persons recommended by stockholders of the Corporation in selecting the Committee's nominees for election. There is no difference in the manner in which the Nominating Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days nor more than 60 days prior to the date of the annual meeting. However, if less than 31 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Notice to the Corporation of such nominations must include certain information required pursuant to the Corporation's Certificate of Incorporation. A copy of the Corporation's Certificate of Incorporation may be obtained by writing to the Secretary of the Corporation at FMS Financial Corporation, 3 Sunset Road, Burlington, New Jersey 08016. In addition, the Nominating Committee believes potential directors should be knowledgeable about the business activities and market areas in which the Corporation and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Corporation from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, stockholders may communicate with the Board of Directors via electronic mail correspondence. The Board encourages but does not have a formal policy which requires directors to attend the annual meeting of stockholders. All of the Board's members, except for Mr. Edward J. Staats, Jr., attended the 2005 annual meeting of stockholders.

--------------------------------------------------------------------------------
                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         For 2005, Directors received $12,000 for serving as Directors of the Corporation and the Bank. The President does not receive director fees or fees for attendance at Board or committee meetings. The Chairman of the Board received $6,000 in addition to directors fees for serving as Chairman for fiscal year ended December 31, 2005. Total fees paid to directors for the fiscal year ended December 31, 2005 were $102,000.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to the chief executive officer and other named executive officers who served in such capacity during such period and received total cash compensation in excess of $100,000 for each of the three years ended December 31, 2005.

                                                          Annual Compensation
                                                        -----------------------      All Other
Name and Principal Position                      Year   Salary ($)    Bonus ($)    Compensation ($)
---------------------------                      ----   ----------    ---------    ----------------
Craig W. Yates                                   2005     205,000       10,000        10,000(1)
  President and CEO                              2004     208,942       10,000         9,895(1)
                                                 2003     205,000       10,250         9,048(1)

James E. Igo                                     2005     114,865       10,000         8,041(1)(2)
  Senior Vice President and Senior Lending       2004     109,923       10,000         7,331(1)(3)
  Officer                                        2003     100,451       12,000         4,679(1)

Thomas M. Topley                                 2005     109,904       10,000         5,995(1)(4)
  Senior Vice President of Operations and        2004     106,923       10,000         5,346(1)
  Corporate Secretary                            2003      99,147        8,000         5,423(1)

Channing L. Smith                                2005      94,923        7,000         4,920(1)(5)
  Vice President and Chief Financial Officer     2004      92,692        7,000         4,635(1)(6)
                                                 2003      87,942        5,000         4,062(1)

-----------------
(1) Includes the values of the Corporation matching contribution to the 401(k) retirement plan.
(2)  Includes $1,712 paid for unused vacation.
(3)  Includes $1,784 paid for unused vacation.
(4)  Does not include 2,500 SARs exercised in 2005 realizing $20,000.
(5)  Does not include 10,500 SARs exercised in 2005 realizing $132,790.
(6)  Does not include 5,000 SARs exercised in 2004 realizing $63,133.

         Stock Awards. The following tables set forth information concerning total options/SARs held by the named executive officers at December 31, 2005.

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION/SAR VALUES

                                                     Number of Securities
                                                    Underlying Unexercised            Value of Unexercised
                         Shares                          Options/SARs              in-the-Money Options/SARs
                       Acquired on       Value        at Fiscal Year-End               at Fiscal Year-End
                        Exercise        Realized              (#)                             ($)
           Name            (#)            ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------
James E. Igo                ---        $    ---              3,000/0                        $22,680/$0 (1)
Thomas M. Topley          2,500        $ 20,000              2,500/0                        $18,900/$0 (1)
Channing L. Smith        10,500        $132,790              5,000/0                        $37,800/$0 (1)

-----------------------
(1) Based upon an exercise price of $10.00 per share and the closing market price of $17.56 as of December 31, 2005.

Compensation Committee, Interlocks and Insider Participation

         The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. George J. Barber, a director and member of the Compensation Committee, served as President of the Bank from 1973 until his retirement in 1986.

         No member of the Committee is, or was during 2005, an executive officer of another Corporation whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 2005, a member of a comparable compensation committee of a Corporation of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Channing L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates, serve on the Compensation Committee.

         The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The committee believes that the Corporation's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the Bank and the Chief Executive Officer's and other officers' compensation.

         Compensation Committee:

                  Dominic W. Flamini
                  George J. Barber
                  Wayne H. Page
                  Edward Staats
                  Vincent R. Farias
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Stock Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 2000 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]

                     COMPARISON OF CUMULATIVE TOTAL RETURN

============================================================================================
                          12/31/00    12/31/01    12/31/02   12/31/03   12/31/04   12/31/05
--------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index      100        $ 79        $ 55        $ 82      $ 89       $ 91
--------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index      100         108         111         143       163        159
--------------------------------------------------------------------------------------------
FMS Financial               100         102         155         209       248        206
============================================================================================

Benefits

         Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of Social Security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. The total pension contribution for the fiscal year ended December 31, 2005 was $1,099,324. Participants' benefits become 100% vested upon the completion of five years of service with the Corporation. As of December 31, 2005, Craig W. Yates, James E. Igo and Thomas M. Topley each had 15 years of service credited under the Pension Plan.

         The following table illustrates the annual pension benefits (assuming normal retirement during 2005) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 2005, the maximum benefit payable under the Pension Plan was $170,000.

                               Benefits Based on 35 Year Service Requirement
                                    and Normal Retirement During 2005
                    ---------------------------------------------------------------------
                                Years of Service at Normal Retirement Date
Final Average       ---------------------------------------------------------------------
Compensation           5        10        15        20        25         30         35
------------        ------    ------    ------    ------    -------    -------    -------
   $ 50,000          4,760     9,521    14,281    19,041     23,802     28,562     33,323
     75,000          7,885    15,771    23,656    31,541     39,427     47,312     55,198
    100,000         11,010    22,021    33,031    44,041     55,052     66,062     77,073
    125,000         14,135    28,271    42,406    56,541     70,677     84,812     98,948
    150,000         17,260    34,521    51,781    69,041     86,302    103,562    120,823
    175,000         20,385    40,771    61,156    81,541    101,927    122,312    142,698
    200,000         23,510    47,021    70,531    94,041    117,552    141,062    164,573
    210,000         24,760    49,521    74,281    99,041    123,802    148,562    170,000

Certain Relationships and Related Transactions

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Corporation. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefits program whereby mortgage loans are offered to all employees and directors at a discount of the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 2005.

                                                                                  Highest                               Prevailing
                                                                                   Unpaid                                 Market
                                                                                  Balance      Balance     Interest       Interest
                                                   Date        Original Loan       Since          at         Rate     Rate at Date
Name and Position          Loan Type            Originated        Amount          12/31/04     12/31/05     Paid %    Originated (%)
-----------------          ---------            ----------       --------         --------     --------    -------    --------------
James E. Igo               (a) First mortgage
  Senior Vice President    on primary             08/01/03         169,000        146,683      129,854          3.625      4.625
  and Senior Lending       residence
  Officer
                           (b) Equity Reserve     11/09/01          25,000              0            0          6.250      7.250

Channing L. Smith          (a) First mortgage
  Vice President and       on primary             08/09/02         120,000        115,819      113,757          4.750      5.750
  Chief Financial Officer  residence

                           (b) Equity Reserve     02/23/95          31,000              0            0          6.250      7.250

Thomas M. Topley           First Mortgage on      04/08/03         200,000        167,718      159,640          3.750      4.750
  Senior Vice President    primary residence
  of Operations and
  Corporate Secretary


--------------------------------------------------------------------------------
      PROPOSAL II -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP was the Corporation's independent accountant for the 2005 fiscal year. The Board of Directors has appointed PricewaterhouseCoopers LLP to be its independent accountants for the fiscal year ending December 31, 2006, subject to ratification by the Corporation's stockholders. The engagement of PricewaterhouseCoopers LLP was approved in advance by the Audit Committee. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2005 and 2004 were $154,522 and $113,000, respectively.

         Audit Related Fees. The were no fees billed by PricewaterhouseCoopers LLP for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2005 and 2004.

         Tax Fees. The were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice or tax planning for the year ended December 31, 2005 and 2004.

         All Other Fees. There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees,"and "Audit-Related Fees"for the years ended December 31, 2005 and 2004.

         The Audit Committee has not adopted any pre-approval policies and procedures for audit and non- audit services to be performed by the independent accountants. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes- Oxley Act of 2002.

         Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent accountants for the 2006 fiscal year.

--------------------------------------------------------------------------------
                    2006 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy statement for the annual meeting of stockholders to be held in 2007, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before November 23, 2006. Under the Certificate of Incorporation, stockholder proposals not included in the Corporation's 2006 proxy statement, in order to be considered for possible action by stockholders at the 2007 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above by March 27, 2007. In addition, stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation of the Corporation in order to be considered at the 2007 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/THOMAS M. TOPLEY

                                              THOMAS M. TOPLEY
                                              Secretary


Burlington, New Jersey
March 24, 2006

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2006
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 27, 2006, at 10:30 a.m., and at any and all adjournments thereof, as follows:

                                             FOR        WITHHELD         FOR
                                            -----       --------         ---
                                            ALL         AUTHORITY FOR    ALL
                                            ---         -------------    ---
                                            NOMINEES    ALL NOMINEES     EXCEPT
                                            --------    ------------     ------


1.  To elect as directors all nominees
    listed below for three-year terms
    (except as marked to the contrary):       |_|              |_|      |_|

    Vincent R. Farias                  o
    Wayne H. Page                      o

    INSTRUCTIONS:  To withhold your vote for any individual nominee(s),mark "
    ------------
    FOR ALL EXCEPT" and fill in the circle next to the name of each nominee you wish to withhold (as shown here o).

                                              FOR        AGAINST        ABSTAIN
                                              ---        -------        -------
2.  To ratify the appointment of
    PricewaterhouseCoopers LLP as
    independent accountants for the
    Corporation for the 2006 fiscal year.     |_|         |_|             |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 24, 2006, and a 2005 Annual Report.

         Please sign exactly as your name or names appear on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by duly authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                                            ------------------------------------
                                            PRINT NAME OF STOCKHOLDER


                                            ------------------------------------
                                            SIGNATURE OF STOCKHOLDER


                                            ------------------------------------
                                            PRINT NAME OF STOCKHOLDER


                                            ------------------------------------
                                            SIGNATURE OF STOCKHOLDER




                                            Date:
                                                  ------------------------------



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------